UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2017

Servotronics, Inc.

(Exact name of registrant as specified in its charter.)

Commission File Number: 001-07109

Delaware	16-0837866
(State or other jurisdiction	(IRS Employer
of incorporation)	Identification No.)

1110 Maple Street

Elma, New York 14059-0300

(Address of principal executive offices, including zip code)

(716) 655-5990

(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 2.02           Results of Operations and Financial Condition

On May 12, 2017 Servotronics, Inc. (the “Company”) issued a press release announcing its financial results for the period ended March 31, 2017. The press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

The information set forth in Items 2.02 and 9.01 of this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 5.02           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 12, 2017, the Board of Directors of the Company approved the 2016 bonus amounts for the Company’s executive officers. In accordance with Instruction 1 to Item 402(c)(2)(iii) and (iv) of Regulation S-K, set forth below are the bonus amounts and total compensation for each named executive officer in the Summary Compensation Table on page 12 of the 2017 Proxy Statement, as recalculated to include the value of the 2016 bonus amounts.

Named Executive Officer	Year	Bonus	Total Compensation
Dr. Nicholas D. Trbovich	2016	$70,000	$796,882
Kenneth D. Trbovich	2016	$60,000	$472,964
Salvatore SanFilippo	2016	$35,000	$252,721

Item 5.07           Submission of Matters to a Vote of Security Holders

At the Annual Meeting of Shareholders held on May 12, 2017, the shareholders of the Company (i) elected the six director nominees; and (ii) ratified the appointment of Freed Maxick CPAs, P.C. as the Company’s independent registered public accounting firm for the 2017 fiscal year.

The results of the voting for the six director nominees were as follows:

Name	For	Withhold Authority	Broker Non-Votes
Mr. Jason T. Bear	1,394,945.2429	100,671.0793	640,545.4335
Mr. Edward C. Cosgrove	1,202,987.2429	292,629.0793	640,545.4335
Mr. Lucion P. Gygax	1,453,422.2429	42,194.0793	640,545.4335
Mr. Christopher M. Marks	1,483,391.2429	12,225.0793	640,545.4335
Mr. Kenneth D. Trbovich	1,206,910.2429	288,706.0793	640,545.4335
Dr. Nicholas D. Trbovich	1,206,910.2429	289,560.0793	640,545.4335

The results of the voting for the ratification of Freed Maxick CPAs, P.C. as the Company’s independent registered public accounting firm for the 2017 fiscal year were as follows:

For	Against	Abstentions
2,093,398.803	6,216	5,485.2425

Item 7.01           Regulation FD Disclosure

On May 16, 2017 the Company issued a press release announcing that its Board of Directors declared a $0.15 per share cash dividend. The dividend will be paid on July 14, 2017 to shareholders of record on June 30, 2017. This dividend does not represent that the Company will pay dividends on a regular or scheduled basis. The press release is attached hereto as Exhibit 99.2 and is incorporated by reference herein.

The information set forth in Items 7.01 and 9.01 of this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01           Financial Statements and Exhibits

(d)	Exhibits:

99.1	Press Release dated May 12, 2017
99.2	Press Release dated May 16, 2017

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 16, 2017

Servotronics, Inc.

By:	/s/Lisa F. Bencel, Chief Financial Officer
Lisa F. Bencel
Chief Financial Officer